Exhibit 4.2

Execution Version

BLACKROCK FUNDING, INC.,

as Issuer

BLACKROCK, INC.,

as Guarantor

and

THE BANK OF NEW YORK MELLON,

as Trustee

SECOND SUPPLEMENTAL INDENTURE

Dated as of July 26, 2024

to

INDENTURE

Dated as of March 14, 2024

4.600% Notes due 2027

4.900% Notes due 2035

5.350% Notes due 2055

i

Section 4.05	Interest	5
Section 4.06	Authorized Denominations	5
Section 4.07	Redemption	5
Section 4.08	Appointment of Agents	5

ARTICLE V

OPTIONAL REDEMPTION; NO SINKING FUND

Section 5.01	Optional Redemption by Issuer	6
Section 5.02	Par Call	8
Section 5.03	No Sinking Fund	8
ARTICLE VI

SPECIAL MANDATORY REDEMPTION

Section 6.01	Special Mandatory Redemption	9

ARTICLE VII

GUARANTEE

Section 7.01	Release of Guarantee	9

ARTICLE VIII

FORMS OF NOTES

Section 8.01	Form of 2027 Note	10
Section 8.02	Form of 2035 Note	11
Section 8.03	Form of 2055 Note	11

ARTICLE IX

ORIGINAL ISSUE AMOUNT OF NOTES

Section 9.01	Original Issue Amount of the 2027 Notes	11
Section 9.02	Original Issue Amount of the 2035 Notes	11
Section 9.03	Original Issue Amount of the 2055 Notes	11

ARTICLE X

MISCELLANEOUS

Section 10.01	Ratification of Indenture	11
Section 10.02	Trustee Not Responsible for Recitals	11
Section 10.03	Governing Law	11

ii

Section 10.04	Separability	12
Section 10.05	Execution in Counterparts	12
Section 10.06	Trust Indenture Act	12

Exhibits

Exhibit A	Form of 2027 Note
Exhibit B	Form of 2035 Note
Exhibit C	Form of 2055 Note

iii

SECOND SUPPLEMENTAL INDENTURE, dated as of July 26, 2024 (the “Second Supplemental Indenture”), among BlackRock Funding, Inc., a Delaware corporation (the “Issuer”), BlackRock, Inc., a Delaware corporation (the “Guarantor”), and The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”).

WHEREAS, the Issuer and the Guarantor executed and delivered the Indenture, dated as of March 14, 2024, to the Trustee (the “Indenture”), to provide for the issuance of the Issuer’s unsecured debentures, notes or other evidences of indebtedness (the “Securities”) in an unlimited aggregate principal amount to be issued from time to time in one or more series as provided therein and to provide for the guarantee of such Securities by the Guarantor;

WHEREAS, pursuant to Section 901 of the Indenture, the Issuer and the Guarantor desire to (a) facilitate the issuance of (i) a new series of the Issuer’s Securities to be known as its 4.600% Notes due 2027 (the “2027 Notes”), (ii) a new series of the Issuer’s Securities to be known as its 4.900% Notes due 2035 (the “2035 Notes”) and (iii) a new series of the Issuer’s Securities to be known as its 5.350% Notes due 2055 (the “2055 Notes” and, together with the 2027 Notes and the 2035 Notes, the “Notes”), (b) to establish the forms and to set forth the terms of the Notes thereof (including to modify, alter, supplement and change certain provisions of the Indenture for the benefit of the Holders of the Notes (except as may be provided in a future supplemental indenture to the Indenture (“Future Supplemental Indenture”)), as provided in Sections 201 and 301 of the Indenture and (c) provide for the guarantee of the Notes by the Guarantor (the “Guarantees”);

WHEREAS, (a) the Board of Directors of each of the Issuer and the Guarantor, pursuant to resolutions duly adopted, have duly authorized the issuance by the Issuer of the Notes, and have authorized the proper officers of the Issuer and the Guarantor, as applicable, to execute any and all appropriate documents necessary or appropriate to effect such issuance and (b) the Board of Directors of the Guarantor, pursuant to resolutions duly adopted, has duly authorized the Guarantees;

WHEREAS, the Issuer and the Guarantor requested that the Trustee execute and deliver this Second Supplemental Indenture; and

WHEREAS, all things necessary to make this Second Supplemental Indenture a valid agreement of the Issuer and the Guarantor, in accordance with its terms, and to make the Notes, when executed by the Issuer and authenticated and delivered by the Trustee, the valid obligations of the Issuer, and to make the Guarantees the valid obligations of the Guarantor, have been done.

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of the Notes, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICABILITY

Section 1.01 Definition of Terms. Unless the context otherwise requires:

(a) each term defined in the Indenture has the same meaning when used in this Second Supplemental Indenture;

(b) each term defined anywhere in this Second Supplemental Indenture has the same meaning throughout;

(c) the singular includes the plural and vice versa; and

(d) headings are for convenience of reference only and do not affect interpretation.

Section 1.02 Additional Defined Terms. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Article One of the Indenture shall be amended by adding the following defined terms to Section 101 in appropriate alphabetical sequence, as follows:

“BlackRock Existing Notes” means as of any time of determination, (a) the (i) 1.250% Notes due 2025, (ii) 3.200% Notes due 2027, (iii) 3.250% Notes due 2029, (iv) 2.400% Notes due 2030, (v) 1.900% Notes due 2031, (vi) 2.10% Notes due 2032 and (vii) 4.750% Notes due 2033, in each case, previously issued by the Guarantor and outstanding as of such time and (b) any additional registered senior debt securities issued by the Guarantor (excluding any debt securities for which the Guarantor provides a guarantee or for which the Guarantor is otherwise only contingently liable) after the Issue Date and prior to the consummation of the GIP Transaction.

“Issue Date” means July 26, 2024.

“Preqin” means Preqin Holding Limited, a private company limited by shares registered in England and Wales under number 07633796.

“Preqin Transaction” means, collectively, the acquisition of all of the business and assets of Preqin and its subsidiaries by the indirect acquisition, through one of the Guarantor’s wholly owned subsidiaries, of 100% of the shares of Preqin.

“Preqin Transaction Agreement” means the Share Purchase Agreement, dated July 1, 2024, among the Guarantor, BlackRock UK Holdco 2 Limited and the other parties thereto, as may be amended, restated or supplemented from time to time or any provision thereof waived.

ARTICLE II

GENERAL TERMS AND CONDITIONS OF THE 2027 NOTES

Section 2.01 Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.600% Notes due 2027,” which is not limited in aggregate principal amount. The aggregate principal amount of the 2027 Notes to be issued on the date hereof is set forth in Article IX herein.

Section 2.02 Maturity. The Stated Maturity of principal of the 2027 Notes is July 26, 2027.

Section 2.03 Further Issues. The Issuer may, at any time, without notice to or the consent of the Holders of the 2027 Notes, create and issue additional 2027 Notes having the same priority and the same interest rate, maturity and other terms (except for the issue date, public offering price and, in some cases, the first Interest Payment Date and the initial interest accrual date) as the 2027 Notes. Any such additional 2027 Notes, together with the 2027 Notes herein provided for, will constitute a single series of 2027 Notes under the Indenture; provided that if the additional 2027 Notes are not fungible for U.S. federal income tax purposes with the 2027 Notes herein provided for, such 2027 Notes will be issued with a separate CUSIP number.

Section 2.04 Global Notes. Upon their original issuance, the 2027 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”). The Issuer will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 2.05 Interest. The 2027 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from July 26, 2024 at the rate of 4.600% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date will include interest accrued from July 26, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are January 26 and July 26, beginning on January 26, 2025; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the January 15 or July 15 (whether or not a Business Day) immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 2.06 Authorized Denominations. The 2027 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 2.07 Redemption. The 2027 Notes are subject to redemption (i) at the option of the Issuer as described in Article V hereof and in the 2027 Notes and (ii) in connection with a Special Mandatory Redemption (as defined herein) as described in Article VI hereof.

Section 2.08 Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2027 Notes.

ARTICLE III

GENERAL TERMS AND CONDITIONS OF THE 2035 NOTES

Section 3.01 Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.900% Notes due 2035,” which is not limited in aggregate principal amount. The aggregate principal amount of the 2035 Notes to be issued on the date hereof is set forth in Article IX herein.

Section 3.02 Maturity. The Stated Maturity of principal of the 2035 Notes is January 8, 2035.

Section 3.03 Further Issues. The Issuer may, at any time, without notice to or the consent of the Holders of the 2035 Notes, create and issue additional 2035 Notes having the same priority and the same interest rate, maturity and other terms (except for the issue date, public offering price and, in some cases, the first Interest Payment Date and the initial interest accrual date) as the 2035 Notes. Any such additional 2035 Notes, together with the 2035 Notes herein provided for, will constitute a single series of 2035 Notes under the Indenture; provided that if the additional 2035 Notes are not fungible for U.S. federal income tax purposes with the 2035 Notes herein provided for, such 2035 Notes will be issued with a separate CUSIP number.

Section 3.04 Global Notes. Upon their original issuance, the 2035 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Issuer will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 3.05 Interest. The 2035 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from July 26, 2024 at the rate of 4.900% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date will include interest accrued from July 26, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are January 8 and July 8, beginning on January 8, 2025; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the December 25 or June 25 (whether or not a Business Day) immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 3.06 Authorized Denominations. The 2035 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 3.07 Redemption. The 2035 Notes are subject to redemption at the option of the Issuer as described in Article V hereof and in the 2035 Notes.

Section 3.08 Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2035 Notes.

ARTICLE IV

GENERAL TERMS AND CONDITIONS OF THE 2055 NOTES

Section 4.01 Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, designated as the “5.350% Notes due 2055,” which is not limited in aggregate principal amount. The aggregate principal amount of the 2055 Notes to be issued on the date hereof is set forth in Article IX herein.

Section 4.02 Maturity. The Stated Maturity of principal of the 2055 Notes is January 8, 2055.

Section 4.03 Further Issues. The Issuer may, at any time, without notice to or the consent of the Holders of the 2055 Notes, create and issue additional 2055 Notes having the same priority and the same interest rate, maturity and other terms (except for the issue date, public offering price and, in some cases, the first Interest Payment Date and the initial interest accrual date) as the 2055 Notes. Any such additional 2055 Notes, together with the 2055 Notes herein provided for, will constitute a single series of 2055 Notes under the Indenture; provided that if the additional 2055 Notes are not fungible for U.S. federal income tax purposes with the 2055 Notes herein provided for, such 2055 Notes will be issued with a separate CUSIP number.

Section 4.04 Global Notes. Upon their original issuance, the 2055 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Issuer will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 4.05 Interest. The 2055 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from July 26, 2024 at the rate of 5.350% per annum, payable semiannually in arrears; interest payable on each Interest Payment Date will include interest accrued from July 26, 2024, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are January 8 and July 8, beginning on January 8, 2025; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the December 25 or June 25 (whether or not a Business Day) immediately preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 4.06 Authorized Denominations. The 2055 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 4.07 Redemption. The 2055 Notes are subject to redemption at the option of the Issuer as described in Article V hereof and in the 2055 Notes.

Section 4.08 Appointment of Agents. The Trustee will initially be the Security Registrar and Paying Agent for the 2055 Notes.

ARTICLE V

OPTIONAL REDEMPTION; NO SINKING FUND

Section 5.01 Optional Redemption by Issuer.

(a) At the Issuer’s option, the 2027 Notes may be redeemed, in whole or in part, at any time and from time to time, prior to June 26, 2027 (one month prior to the Stated Maturity of the 2027 Notes (the “2027 Par Call Date”; and the date of any such redemption a “2027 Redemption Date”)), at a redemption price (the “2027 Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (x) the sum of the present values of the remaining scheduled payments of principal and interest on the 2027 Notes being redeemed discounted to the 2027 Redemption Date (assuming the 2027 Notes being redeemed matured on the 2027 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (y) interest accrued to, but excluding, the 2027 Redemption Date, and

(ii) 100% of the principal amount of the 2027 Notes being redeemed on the relevant 2027 Redemption Date,

plus, in each of the cases of (a)(i) and (a)(ii) above, accrued and unpaid interest on the 2027 Notes being redeemed to, but excluding, such 2027 Redemption Date.

(b) At the Issuer’s option, the 2035 Notes may be redeemed, in whole or in part, at any time and from time to time, prior to October 8, 2034 (three months prior to the Stated Maturity of the 2035 Notes (the “2035 Par Call Date”; and the date of any such redemption a “2035 Redemption Date”), at a redemption price (the “2035 Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (x) the sum of the present values of the remaining scheduled payments of principal and interest on the 2035 Notes being redeemed discounted to the 2035 Redemption Date (assuming the 2035 Notes being redeemed matured on the 2035 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points less (y) interest accrued to, but excluding, the 2035 Redemption Date, and

(ii) 100% of the principal amount of the 2035 Notes being redeemed on the relevant 2035 Redemption Date,

plus, in each of the cases of (b)(i) and (b)(ii) above, accrued and unpaid interest on the 2035 Notes being redeemed to, but excluding, such 2035 Redemption Date.

(c) At the Issuer’s option, the 2055 Notes may be redeemed, in whole or in part, at any time and from time to time, prior to July 8, 2054 (six months prior to the Stated Maturity of the 2055 Notes (the “2055 Par Call Date” and, together with the 2027 Par Call Date and the 2035 Par Call Date, each a “Par Call Date”; and the date of any such redemption a “2055 Redemption

Date” and, together with the 2027 Redemption Date and the 2035 Redemption Date, each a “Redemption Date”)), at a redemption price (together with the 2027 Redemption Price and the 2035 Redemption Price, each a “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (x) the sum of the present values of the remaining scheduled payments of principal and interest on the 2055 Notes being redeemed discounted to the 2055 Redemption Date (assuming the 2055 Notes being redeemed matured on the 2055 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (y) interest accrued to, but excluding, the 2055 Redemption Date, and

(ii) 100% of the principal amount of the 2055 Notes being redeemed on the relevant 2055 Redemption Date,

plus, in each of the cases of (c)(i) and (c)(ii) above, accrued and unpaid interest on the 2055 Notes being redeemed to, but excluding, such 2055 Redemption Date.

(d) The following defined terms used in this Article V shall, unless the context otherwise requires, have the meanings specified below.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the applicable Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) – H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the applicable Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the applicable Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the applicable Remaining Life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the applicable Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the applicable Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the applicable Redemption Date.

If on the third Business Day preceding the applicable Redemption Date H.15 TCM is no longer published, the Issuer shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

(e) The Issuer will notify the Trustee of the Redemption Price promptly after the calculation thereof. The Trustee shall have no responsibility for any calculation or determination in respect of the Redemption Price of any Notes, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states such Redemption Price.

Section 5.02 Par Call. Any time on or after the 2027 Par Call Date, with respect to the 2027 Notes, the 2035 Par Call Date, with respect to the 2035 Notes, and the 2055 Par Call Date, with respect to the 2055 Notes, the Issuer may redeem the applicable series of Notes, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus in each case, accrued and unpaid interest on the Notes being redeemed to, but excluding, such Redemption Date.

Section 5.03 No Sinking Fund. None of the Notes are entitled to the benefit of any sinking fund.

ARTICLE VI

SPECIAL MANDATORY REDEMPTION

Section 6.01 Special Mandatory Redemption

(a) If (i) the Preqin Transaction is not consummated on or before the later of (x) September 2, 2025 and (y) the date that is five Business Days after any later date upon which “Completion” may occur under the terms of the Preqin Transaction Agreement (including any such later date as mutually agreed upon by the parties to the Preqin Transaction Agreement) (the “Special Mandatory Redemption End Date”) or (ii) the Issuer notifies the Trustee that the Guarantor will not pursue consummation of the Preqin Transaction (any such event, a “Special Mandatory Redemption Event”), then the Issuer will redeem all of the outstanding 2027 Notes (the “Special Mandatory Redemption”) at a Redemption Price equal to 101% of the aggregate principal amount of the 2027 Notes, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined herein) (subject to the right of Holders of the 2027 Notes of record on the relevant record date to receive interest due on an Interest Payment Date falling prior to the Special Mandatory Redemption Date) (the “Special Mandatory Redemption Price”). Unless the Issuer defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the 2027 Notes to be redeemed.

(b) In the event that the Issuer becomes obligated to redeem the 2027 Notes pursuant to the Special Mandatory Redemption, the Issuer will promptly, and in any event not more than 10 Business Days after the Special Mandatory Redemption Event, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date”), which date shall be no later than the tenth Business Day following the date of such notice unless some longer minimum period may be required by DTC (or any successor depositary) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of 2027 Notes. The Trustee will then reasonably promptly, mail or electronically deliver (or otherwise transmit in accordance with DTC’s (or any successor depositary’s) procedures), such notice of Special Mandatory Redemption to each registered Holder of 2027 Notes.

(c) On or before the Special Mandatory Redemption Date, the Issuer will pay to the Paying Agent for payment to each Holder of the 2027 Notes the applicable Special Mandatory Redemption Price for such Holder’s 2027 Notes.

(d) Upon the consummation of the Preqin Transaction, this Article VI will cease to apply. For the purposes of the foregoing, the Preqin Transaction will be deemed consummated if “Completion” under the Preqin Transaction Agreement occurs, including after giving effect to any amendments or modifications to the Preqin Transaction Agreement or waivers thereunder acceptable to the Guarantor.

ARTICLE VII

GUARANTEE

Section 7.01 Release of Guarantee. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Article Sixteen of the Indenture shall be amended by deleting Section 1605 and replacing such Section in its entirety as follows:

SECTION 1605 Release of Guarantee.

The Guarantee by the Guarantor will be automatically and unconditionally released and discharged with respect to the Securities of any series, and the Guarantor shall be released from all of its obligations, in its capacity as a guarantor, under this Indenture with respect to the securities of such series, and no further action by the Guarantor, the Issuer or the Trustee is required for the release of the Guarantee with respect to the Securities of any series, upon:

(a) if the GIP Transaction is not consummated, upon the merger of the Issuer with and into the Guarantor pursuant to Section 801(b);

(b) following the consummation of the GIP Transaction, upon any sale, exchange or transfer (by merger, amalgamation, consolidation, business combination or otherwise) of (i) the Capital Stock of the Guarantor, after which the Guarantor is no longer a Subsidiary of the Issuer or (ii) all or substantially all the assets of the Guarantor (other than a sale, exchange or transfer to the Issuer or a Subsidiary of the Issuer), in each case if such sale, exchange or transfer is made in compliance with the applicable provisions of this Indenture to the extent required to be satisfied as of the date of the transaction;

(c) upon the Issuer or the Guarantor consolidating with, merging into or transferring all of its properties or assets to the Issuer or the Guarantor, as applicable, and as a result of, or in connection with, such transaction the Issuer or the Guarantor, as applicable, dissolves or otherwise ceases to exist;

(d) the exercise by the Issuer of its defeasance option in accordance with Article Thirteen hereof or the discharge of the Issuer’s and the Guarantor’s obligations under this Indenture in accordance with Article Four hereof, in each case, with respect to the Securities of any series; provided that the Guarantee by the Guarantor shall only be released pursuant to this Section 1605(d) with respect to the Securities of any series that have been so defeased or discharged;

(e) upon the substitution of the Issuer by the Guarantor in accordance with Section 803; or

(f) if the aggregate principal amount of all of the outstanding BlackRock Existing Notes at any time is less than $1,000,000,000.

The Guarantee will not be subject to release or revocation otherwise than as set forth in this Indenture.

ARTICLE VIII

FORMS OF NOTES

Section 8.01 Form of 2027 Note. The 2027 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit A hereto.

Section 8.02 Form of 2035 Note. The 2035 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit B hereto.

Section 8.03 Form of 2055 Note. The 2055 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit C hereto.

ARTICLE IX

ORIGINAL ISSUE AMOUNT OF NOTES

Section 9.01 Original Issue Amount of the 2027 Notes. 2027 Notes in the aggregate principal amount of $800,000,000 may, upon execution of this Second Supplemental Indenture, be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of an Issuer Order, authenticate and deliver said 2027 Notes as provided in said Issuer Order.

Section 9.02 Original Issue Amount of the 2035 Notes. 2035 Notes in the aggregate principal amount of $500,000,000 may, upon execution of this Second Supplemental Indenture, be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of an Issuer Order, authenticate and deliver said 2035 Notes as provided in said Issuer Order.

Section 9.03 Original Issue Amount of the 2055 Notes. 2055 Notes in the aggregate principal amount of $1,200,000,000 may, upon execution of this Second Supplemental Indenture, be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of an Issuer Order, authenticate and deliver said 2035 Notes as provided in said Issuer Order.

ARTICLE X

MISCELLANEOUS

Section 10.01 Ratification of Indenture. The Indenture, as amended and supplemented by this Second Supplemental Indenture, is in all respects ratified and confirmed, and this Second Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 10.02 Trustee Not Responsible for Recitals. The recitals and statements herein contained are made by the Issuer and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture.

Section 10.03 Governing Law. This Second Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York.

Section 10.04 Separability. In case any one or more of the provisions contained in this Second Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Second Supplemental Indenture or of the Notes, but this Second Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 10.05 Execution in Counterparts. This Second Supplemental Indenture, and each of the other documents executed on the date hereof in connection with this Second Supplemental Indenture and the authentication and delivery of the Notes, may be executed in any number of counterparts each of which shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Second Supplemental Indenture in Portable Document Format (PDF) shall be as effective as delivery of a manually executed original counterpart of this Second Supplemental Indenture. The words “execution,” “signed,” “signature,” and words of like import in this Second Supplemental Indenture or in any other certificate, agreement or document related to this Second Supplemental Indenture shall include images of manually executed signatures transmitted by electronic format (including, without limitation, “pdf”, “tiff” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and with AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper based record keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the uniform Commercial Code. This Second Supplemental Indenture shall become effective upon the execution of a counterpart hereof by the Issuer, the Guarantor and the Trustee.

Section 10.06 Trust Indenture Act. This Second Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of the Indenture and shall, to the extent applicable, be governed by such provisions. If any provision in this Second Supplemental Indenture limits, qualifies or conflicts with another provision of hereof which is required to be included herein by any provisions of the Trust Indenture Act, such required provision shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, all as of the day and year first above written.

BLACKROCK FUNDING, INC., as Issuer

By:	/s/ Martin S. Small
	Name:	Martin S. Small
	Title:	Senior Managing Director and Chief Financial Officer

BLACKROCK, INC., as Guarantor

By:	/s/ Martin S. Small
	Name:	Martin S. Small
	Title:	Senior Managing Director and Chief Financial Officer

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Stacey B. Poindexter
	Name:	Stacey B. Poindexter
	Title:	Vice President

[Signature Page to Second Supplemental Indenture]

EXHIBIT A

FORM OF 2027 NOTE

(face of security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BLACKROCK FUNDING, INC.

4.600% Note due 2027

CUSIP No. 09290D AH4

ISIN: US09290DAH44

No. ______	$______________
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

BlackRock Funding, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ______________________ Dollars ($__________), as

revised by the Schedule of Increases or Decreases in Global Security attached hereto, on July 26, 2027, and to pay interest thereon from July 26, 2024 or the most recent Interest Payment Date to which interest has been paid or provided for, on January 26 and July 26 in each year, beginning on January 26, 2025, at the rate of 4.600% per annum. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereof has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

BLACKROCK FUNDING, INC.

By:
Name:
Title:

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

(reverse of security)

BLACKROCK FUNDING, INC.

4.600% Note due 2027

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 14, 2024 (the “Base Indenture”), as amended and supplemented by a Second Supplemental Indenture, dated as of July 26, 2024 (the “Second Supplemental Indenture” and the Base Indenture, as amended and supplemented by the Second Supplemental Indenture, the “Indenture”), among the Issuer, BlackRock, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Guarantor,” which term includes any successor Person under the Indenture hereinafter referred to), and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantor the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $800,000,000 (EIGHT HUNDRED MILLION DOLLARS). The Issuer may, from time to time, without the consent of the holders of the Securities of this series, issue additional Securities under the Indenture having the same ranking and the same interest rate, maturity and other terms as this series of Securities. Any additional Securities having such similar terms, together with any outstanding Securities of this series, will constitute a single series of Securities under the Indenture; provided that if the additional Securities are not fungible with the Securities of such series for U.S. federal income tax purposes, such additional Securities will be issued with a separate CUSIP number.

The Securities of this series will be redeemable in whole or in part, at the Issuer’s option at any time and from time to time, prior to June 26, 2027 (one month prior to the Stated Maturity of the Securities of this series) (the “Par Call Date”) at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities being redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued to, but excluding, the Redemption Date, and

(2)	100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

The Securities of this series will be redeemable in whole or in part, at the Issuer’s option at any time and from time to time, on or after the Par Call Date at a Redemption Price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Issuer will notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall have no duty to determine, or verify the calculation of, the Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Securities of this series to be redeemed.

In the case of a partial redemption, selection of definitive Securities for redemption will be by lot. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Security in the definitive form is to be redeemed in part only, the notice of redemption that relates to such Security will state the portion of the principal amount of the Security to be redeemed. A new definitive Security in a principal amount equal to the unredeemed portion of such Security will be issued in the name of the holder of such Security upon surrender for cancellation of the original definitive Security. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary, which may be made on a pro rata pass-through distribution of principal basis.

Any redemption notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Issuer’s discretion, the Redemption Date may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Issuer in its sole discretion) by the Redemption Date, or by the Redemption Date as so delayed.

Unless the Issuer defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Securities of this series or portions thereof called for redemption.

The Securities of this series are subject to a Special Mandatory Redemption as provided in Article VI of the Second Supplemental Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

This Security is entitled to the benefits of a full and unconditional guarantee by the Guarantor for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Guarantor, the Trustee and the Holders. The guarantee of the Guarantor may be released in the circumstances as set forth in Section 1605 of the Indenture, including in certain circumstances without the consent of Holders.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 33% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the law of the State of New York.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT B

FORM OF 2035 NOTE

(face of security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BLACKROCK FUNDING, INC.

4.900% Note due 2035

CUSIP No. 09290D AJ0

ISIN: US09290DAJ00

No. ______	$______________
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

BlackRock Funding, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ______________________ Dollars ($__________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on January 8, 2035, and to pay interest thereon from July 26, 2024 or the most recent Interest Payment Date to which interest has been paid or provided for, on January 8 and July 8 in each year, beginning on January 8, 2025, at the rate of 4.900% per annum. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the December 25 or June 25 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereof has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

BLACKROCK FUNDING, INC.

By:
Name:
Title:

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

(reverse of security)

BLACKROCK FUNDING, INC.

4.900% Note due 2035

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 14, 2024 (the “Base Indenture”), as amended and supplemented by a Second Supplemental Indenture, dated as of July 26, 2024 (the “Second Supplemental Indenture” and the Base Indenture, as amended and supplemented by the Second Supplemental Indenture, the “Indenture”), among the Issuer, BlackRock, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Guarantor,” which term includes any successor Person under the Indenture hereinafter referred to), and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantor the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000 (FIVE HUNDRED MILLION DOLLARS). The Issuer may, from time to time, without the consent of the holders of the Securities of this series, issue additional Securities under the Indenture having the same ranking and the same interest rate, maturity and other terms as this series of Securities. Any additional Securities having such similar terms, together with any outstanding Securities of this series, will constitute a single series of Securities under the Indenture; provided that if the additional Securities are not fungible with the Securities of such series for U.S. federal income tax purposes, such additional Securities will be issued with a separate CUSIP number.

The Securities of this series will be redeemable in whole or in part, at the Issuer’s option at any time and from time to time, prior to October 8, 2034 (three months prior to the Stated Maturity of the Securities of this series) (the “Par Call Date”) at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities being redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points less (b) interest accrued to, but excluding, the Redemption Date, and

(2)	100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

The Securities of this series will be redeemable in whole or in part, at the Issuer’s option at any time and from time to time, on or after the Par Call Date at a Redemption Price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Issuer will notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall have no duty to determine, or verify the calculation of, the Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Securities of this series to be redeemed.

In the case of a partial redemption, selection of definitive Securities for redemption will be by lot. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Security in the definitive form is to be redeemed in part only, the notice of redemption that relates to such Security will state the portion of the principal amount of the Security to be redeemed. A new definitive Security in a principal amount equal to the unredeemed portion of such Security will be issued in the name of the holder of such Security upon surrender for cancellation of the original definitive Security. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary, which may be made on a pro rata pass-through distribution of principal basis.

Any redemption notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Issuer’s discretion, the Redemption Date may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Issuer in its sole discretion) by the Redemption Date, or by the Redemption Date as so delayed.

Unless the Issuer defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Securities of this series or portions thereof called for redemption.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

This Security is entitled to the benefits of a full and unconditional guarantee by the Guarantor for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Guarantor, the Trustee and the Holders. The guarantee of the Guarantor may be released in the circumstances as set forth in Section 1605 of the Indenture, including in certain circumstances without the consent of Holders.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 33% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the law of the State of New York.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT C

FORM OF 2055 NOTE

(face of security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BLACKROCK FUNDING, INC.

5.350% Note due 2055

CUSIP No. 09290D AK7

ISIN: US09290DAK72

No. ______	$______________
As revised by the Schedule of Increases or Decreases in Global Security attached hereto

BlackRock Funding, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ______________________ Dollars ($__________), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on January

8, 2055, and to pay interest thereon from July 26, 2024 or the most recent Interest Payment Date to which interest has been paid or provided for, on January 8 and July 8 in each year, beginning on January 8, 2025, at the rate of 5.350% per annum. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the December 25 or June 25 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereof has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

BLACKROCK FUNDING, INC.

By:
Name:
Title:

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

(reverse of security)

BLACKROCK FUNDING, INC.

5.350% Note due 2055

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 14, 2024 (the “Base Indenture”), as amended and supplemented by a Second Supplemental Indenture, dated as of July 26, 2024 (the “Second Supplemental Indenture” and the Base Indenture, as amended and supplemented by the Second Supplemental Indenture, the “Indenture”), among the Issuer, BlackRock, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Guarantor,” which term includes any successor Person under the Indenture hereinafter referred to), and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantor the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,200,000,000 (ONE BILLION, TWO HUNDRED MILLION DOLLARS). The Issuer may, from time to time, without the consent of the holders of the Securities of this series, issue additional Securities under the Indenture having the same ranking and the same interest rate, maturity and other terms as this series of Securities. Any additional Securities having such similar terms, together with any outstanding Securities of this series, will constitute a single series of Securities under the Indenture; provided that if the additional Securities are not fungible with the Securities of such series for U.S. federal income tax purposes, such additional Securities will be issued with a separate CUSIP number.

The Securities of this series will be redeemable in whole or in part, at the Issuer’s option at any time and from time to time, prior to July 8, 2054 (six months prior to the Stated Maturity of the Securities of this series) (the “Par Call Date”) at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities being redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to, but excluding, the Redemption Date, and

(2)	100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest on the Securities being redeemed to, but excluding, the Redemption Date.

The Securities of this series will be redeemable in whole or in part, at the Issuer’s option at any time and from time to time, on or after the Par Call Date at a Redemption Price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Issuer will notify the Trustee of the Redemption Price promptly after the calculation thereof and the Trustee shall have no duty to determine, or verify the calculation of, the Redemption Price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Securities of this series to be redeemed.

In the case of a partial redemption, selection of definitive Securities for redemption will be by lot. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Security in the definitive form is to be redeemed in part only, the notice of redemption that relates to such Security will state the portion of the principal amount of the Security to be redeemed. A new definitive Security in a principal amount equal to the unredeemed portion of such Security will be issued in the name of the holder of such Security upon surrender for cancellation of the original definitive Security. For so long as the Securities are held by DTC (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary, which may be made on a pro rata pass-through distribution of principal basis.

Any redemption notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, the related notice of redemption shall describe each such condition and, if applicable, shall state that, at the Issuer’s discretion, the Redemption Date may be delayed until such time (including more than 60 days after the notice of redemption was given) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Issuer in its sole discretion) by the Redemption Date, or by the Redemption Date as so delayed.

Unless the Issuer defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Securities of this series or portions thereof called for redemption.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

This Security is entitled to the benefits of a full and unconditional guarantee by the Guarantor for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Guarantor, the Trustee and the Holders. The guarantee of the Guarantor may be released in the circumstances as set forth in Section 1605 of the Indenture, including in certain circumstances without the consent of Holders.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 33% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the law of the State of New York.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following each decrease or increase	Signature of authorized signatory of Trustee

C-9